SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported):  May 28, 2002


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002 providing for the issuance of Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-82146-01                74-2440858
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                          3 World Financial Center
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Mortgage Pass-through Certificates, Series 2002-4H (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2002 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as Trustee. On May 28, 2002 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on May 28, 2002 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  June 11, 2002        By:   /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         May 28, 2002

                                  Exhibit 99.1

             Monthly Certificateholder Statement on May 28, 2002

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


     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1        250,321,000.00   244,883,716.80   3,721,317.80    1,377,226.96    5,098,544.76    0.00            0.00      241,162,399.00
AP1           574,016.00       569,768.51         618.13            0.00          618.13    0.00            0.00          569,150.38
A2         29,245,000.00    28,275,369.59     713,101.15      159,048.95      872,150.10    0.00            0.00       27,562,268.44
AP2            99,562.00        17,651.76          15.72            0.00           15.72    0.00            0.00           17,636.04
B1          2,897,000.00     2,892,643.37       2,209.32       16,268.31       18,477.63    0.00            0.00        2,890,434.05
B2          2,462,000.00     2,458,297.54       1,877.58       13,825.54       15,703.12    0.00            0.00        2,456,419.96
B3          2,028,000.00     2,024,950.21       1,546.60       11,388.38       12,934.98    0.00            0.00        2,023,403.61
B4            579,000.00       578,129.27         441.56        3,251.42        3,692.98    0.00            0.00          577,687.71
B5            434,000.00       433,347.33         330.98        2,437.16        2,768.14    0.00            0.00          433,016.35
B6          1,014,435.00     1,012,910.18         773.63        5,696.64        6,470.27    0.00            0.00        1,012,136.55
R                 100.00             0.00           0.00          156.61          156.61    0.00            0.00                0.00
TOTALS    289,654,113.00   283,146,784.56   4,442,232.47    1,589,299.97    6,031,532.44    0.00            0.00      278,704,552.09

AX1        22,409,360.00    21,711,396.05           0.00      122,104.97      122,104.97    0.00            0.00       21,245,731.62
AX2         2,765,714.00     2,687,892.92           0.00       15,119.40       15,119.40    0.00            0.00        2,615,738.33

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A1        86358RWY9      978.27875728    14.86618302     5.50184347     20.36802649   963.41257425      A1          6.750000 %
AP1       86358RWZ6      992.60039790     1.07685152     0.00000000      1.07685152   991.52354638      AP1         0.000000 %
A2        86358RXB8      966.84457480    24.38369465     5.43850060     29.82219525   942.46088015      A2          6.750000 %
AP2       86358RXC6      177.29414837     0.15789157     0.00000000      0.15789157   177.13625680      AP2         0.000000 %
B1        86358RXE2      998.49615809     0.76262340     5.61557128      6.37819468   997.73353469      B1          6.750000 %
B2        86358RXF9      998.49615760     0.76262388     5.61557271      6.37819659   997.73353371      B2          6.750000 %
B3        86358RXG7      998.49615878     0.76262327     5.61557199      6.37819527   997.73353550      B3          6.750000 %
B4        N/A            998.49614853     0.76262522     5.61557858      6.37820380   997.73352332      B4          6.750000 %
B5        N/A            998.49615207     0.76262673     5.61557604      6.37820276   997.73352535      B5          6.750000 %
B6        N/A            998.49687757     0.76262156     5.61557912      6.37820067   997.73425601      B6          6.750000 %
R         86358RXH5        0.00000000     0.00000000 1,566.10000000  1,566.10000000     0.00000000      R           6.750000 %
TOTALS                   977.53414107    15.33633486     5.48688901     20.82322387   962.19780622

AX1       86358RXA0      968.85390971     0.00000000     5.44883790      5.44883790   948.07400211      AX1         6.750000 %
AX2       86358RXD4      971.86220990     0.00000000     5.46672577      5.46672577   945.77325421      AX2         6.750000 %
--------------------------------------------------------------------------------------------------    ---------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                 Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          450 West 33rd St, 14th Floor
                            New York, New York 10001
                              Tel: (212) 946-7959
                              Fax: (212) 946-8744
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002

Total Scheduled Principal Amounts                    216,350.24
Group 1 Scheduled Principal Amounts                  194,338.38
Group 2 Scheduled Principal Amounts                   22,011.86

Total Unscheduled Principal Amounts                4,225,882.23
Group 1 Unscheduled Principal Amounts              3,534,036.92
Group 2 Unscheduled Principal Amounts                691,845.31

Total Net Liquidation Proceeds                          0.00
Group 1 Net Liquidation Proceeds                        0.00
Group 2 Net Liquidation Proceeds                        0.00

Total Insurance Proceeds                                0.00
Group 1 Insurance Proceeds                              0.00
Group 2 Insurance Proceeds                              0.00

Aggregate  Advances                                     0.00
Group 1  Aggregate  Advances                            0.00
Group 2 Aggregate  Advances                             0.00

Aggregate Ending Principal Balance                      278,704,52.09
Group 1 Aggregate Ending Principal Balance              260,140,617.51
Group 2 Aggregate  Ending Principal Balance              28,563,934.58

 Aggregate Non-Po Ending Principal Balance              278,117,765.67
Group 1 Non-Po Aggregate Ending Principal Balance       249,571,467.28
Group 2 Non-Po Aggregate  Ending Principal Balance       28,546,298.98

Current Period Realized Losses                          0.00
Group 1 Current Period Realized Losses                  0.00
Group 2 Current Period Realized Losses                  0.00

Fraud Loss Limit                                        5,793,082.00
Bankruptcy Loss Loss Limit                              173,725.00
Special Hazard Loss Loss Limit                          2.896,541.00

Bankruptcy Losses                                       0.00
Group 1 Bankruptcy Losses                               0.00
Group 2 Bankruptcy Losses                               0.00

Fraud Losses                                            0.00
Group 1 Fraud Losses                                    0.00
Group 2 Fraud Losses                                    0.00

Special Hazard Losses                                   0.00
Group 1 Special Hazard Losses                           0.00
Group 2 Special Hazard Losses                           0.00

Servicing Fees                                          108,019.22
Master Servicing Fee (including Retained Interest)       0.00
Trustee Fees                                            825.84

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002

Sec. 4.03(ix)Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

 Group 1
--------------------
Category              Number       Principal Balance            Percentage
1 Month                   16            2,314,782.13                  0.93 %
2 Month                    2               77,579.50                  0.03 %
3 Month                    2               92,195.64                  0.04 %
Total                     20            2,484,557.27                  1.00 %

 Group 2
--------------------
Category              Number       Principal Balance            Percentage
1 Month              0                    0.00                  0.00 %
2 Month              0                    0.00                  0.00 %
3 Month              0                    0.00                  0.00 %
 Total               0                    0.00                  0.00 %

 Group 3
--------------------
Category              Number       Principal Balance            Percentage
1 Month                 16            2,314,782.13                  0.83 %
2 Month                  2               77,579.50                  0.03 %
3 Month                  2               92,195.64                  0.03 %
 Total                  20            2,484,557.27                  0.89 %






Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure


 Group 1
------------------
         Number           Principal Balance           Percentage
           2                256,463.72                 0.10 %

 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           2                256,463.72                 0.09 %




Sec. 4.03(x)Number and Aggregate Principal Amounts of REO Loans

 Group 1
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
 Group 2
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %
Group Totals
------------------
         Number           Principal Balance           Percentage
           0                      0.00                 0.00 %

     STRUCTURED ASSET SECURITIES CORP. MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2002-4H
                              STATEMENT TO CERTIFICATEHOLDERS
                                     May 28, 2002


Aggregate Outstanding Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00

Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00


Sec. 4.03(viv)Aggregate Outstanding Prepayment Interest Shortfalls

Class a1 shortfall                              0.00
Class a2 shortfall                              0.00
Class ax1 shortfall                             0.00
Class ax2 shortfall                             0.00
Class b1 shortfall                              0.00
Class b2 shortfall                              0.00
Class b3 shortfall                              0.00
Class b4 shortfall                              0.00
Class b5 shortfall                              0.00
Class b6 shortfall                              0.00
Class r shortfall                               0.00

Sec. 4.03(viv)Relief Act Interest Shortfalls

Class A1 Relief Act Interest Shortfall          243.95
Class A2 Relief Act Interest Shortfall            0.00
Class AX1 Relief Act Interest Shortfall          21.63
Class AX2 Relief Act Interest Shortfall           0.00
Class B1 Relief Act Interest Shortfall            2.81
Class B2 Relief Act Interest Shortfall            2.38
Class B3 Relief Act Interest Shortfall            1.96
Class B4 Relief Act Interest Shortfall            0.56
Class B5 Relief Act Interest Shortfall            0.42
Class B6 Relief Act Interest Shortfall            0.98
Class R Relief Act Interest Shortfall             0.00
Total Relief Act Interest Shortfall             274.70


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